6. NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES	6 Months Ended
Jun. 30, 2014
Leases [Abstract]
NOTE 6. NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES

The following lists the components of the net investment in direct financing and sales-type leases:

	June 30,	December 31,
	2014	2013
	(unaudited)

Minimum lease payments receivable	$502,878	$428,314
Less: Allowance for doubtful accounts	(146)	(389)
Net minimum lease payments receivable	502,732	427,925
Less: unearned interest income	(41,347)	(37,826)

Net investment in direct financing and sales-type leases	461,385	390,099
Less: Current maturities of net investment in direct financing and sales-type leases	(342,503)	(261,684)

Net investment in direct financing and sales-type leases, net of current maturities	$118,882	$128,415

Net investment in direct financing and sales-type leases arises from the sale of commercial vehicles, for which the Company enters into monthly installment arrangements with its customers for approximately 2 years. The legal titles of the commercial vehicles are transferred to the customer when all the outstanding lease payments are fully settled. There is no unguaranteed residual value at the end of the lease upon the transfer of the lease. As of June 30, 2014 and December 31, 2013, the aggregate effective interest rate on direct financing and sales-type leases is approximately 12.19% and 13.84% per annum, respectively.

At June 30, 2014, future minimum lease payments are as follows:

	Years Ending December 31,
	2014	2015	2016	Total

Net minimum lease payments receivable	$206,264	$267,113	$29,355	$502,732
Less: unearned interest income	(22,907)	(17,598)	(842)	(41,347)
Net investment in direct financing and sales-type leases	$183,357	$249,515	$28,513	$461,385